Eagle Bancorp, Inc. 8-K

Exhibit 99.1

Ticker: EGBN www.eaglebankcorp.com Investor Presentation June , 2016

1 Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact : Michael T . Flynn 240 - 497 - 2040 mflynn@eaglebankcorp . com

2 Company Overview ▪ Eagle Bancorp, Inc. is a growth - oriented community bank headquartered in Bethesda, Maryland ▪ Focused on the Washington, DC metropolitan area, with 21 branches ▪ Commercially - oriented business model with deep relationships of loans, core deposits and related products ▪ #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area ▪ Largest market capitalization of any community bank based in the Washington, DC metropolitan area ▪ L argest and most profitable bank headquartered and operating in the state of Maryland NOTE: Financial data at March 31, 2016. Deposit market share data as of June 30, 2015.

3 Investment Highlights ▪ Focused on Profitability and Balanced Financial Performance ▪ Strong Net Interest Margin = 4.31% ▪ Clean Asset Quality: NPAs/Assets = 0.42% ▪ Low Charge - Off History: NCOs/Average Loans = 0.09% ▪ Driven by Long - Term, Deep Customer Relationships ▪ Demonstrated Consistent Organic Growth ▪ Strategic Geographic Market Positioning ▪ Dedicated Board Focused on Vision ▪ Proven Ability to Evaluate and Execute Acquisitions NOTE: Financial data at March 31, 2016.

Experienced Senior Management Team Years Years in with Name Title/Function Banking EGBN Ronald D. Paul Chairman, President & CEO 29 18 Robert P. Pincus Vice Chairman 43 8 Susan G. Riel Sr. EVP & COO - EagleBank 40 18 James H. Langmead EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 45 11 Laurence E. Bensignor EVP & General Counsel 6 6 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 31 5 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 31 2 Janice L. Williams EVP & Chief Credit Officer 22 13 4

5 Summary Statistics NOTE: Data at March 31, 2016 unless otherwise noted. (1) Please refer to the Non - GAAP reconciliation and footnotes in the appe ndices on pages 33 - 34. SBLF paid off on 11/2/2015. Total Assets: $6.1 billion Total Loans: $5.2 billion Total Deposits: $5.2 billion Tangible Common Equity: $654.2 million (1) Tangible Book Value per Common Share: $19.48 (1) Shares Outstanding (at close May 31, 2016) 33,584,898 Market Capitalization (at close May 31, 2016): $1.73 billion Insider Ownership: 10.7% Institutional Ownership: 67% Member of Russell 2000 Yes

EagleBank Branch Locations Bethesda Tyson's Corner Montgomery County Prince George’s County Fairfax County Loudoun County Washington, DC Reston N Merrifield I - 270 I - 95 I - 495 US 50 I - 95 I - 495 I - 66 I - 495 Branch System Virginia 9 Maryland 7 Washington, DC 5 Total 21 NOTE: Branch Totals as of March 31, 2016. Arlington Alexandria 6

Deposit Market Share

Washington, DC Metropolitan Area								
Rank	Local Community Banks	Company Name	Branches	June 30, 2014 Balance	June 30, 2015 Balance	Annual Growth	2015 Market Share	
1		Wells Fargo & Co.	147	24,030,368	29,950,359	24.6%	18.3%	76.5%
2		Bank of America Corp.	147	23,315,620	27,168,451	16.5%	16.6%	
3		Capital One Financial Corp.	161	21,809,960	20,965,789	-3.9%	12.8%	
4		SunTrust Banks Inc.	156	16,922,299	17,966,490	6.2%	11.0%	
5		BB&T Corp.	142	11,095,150	11,753,049	5.9%	7.2%	
6		PNC Financial Services Group Inc.	147	9,009,139	10,252,353	13.8%	6.3%	
7		Citigroup Inc.	38	6,298,124	7,085,409	12.5%	4.3%	
8	**1**	**Eagle Bancorp Inc.**	**22**	**4,090,713**	**4,958,916**	**21.2%**	**3.0%**	
9		United Bankshares Inc.	43	4,080,393	4,361,751	6.9%	2.7%	
10		M&T Bank Corp.	69	3,666,739	3,798,801	3.6%	2.3%	
11	2	Cardinal Financial Corp.	29	2,471,274	2,870,395	16.2%	1.8%	
12		Toronto-Dominion Bank	45	2,678,224	2,718,059	1.5%	1.7%	
13	3	Sandy Spring Bancorp Inc.	30	2,257,999	2,428,596	7.6%	1.5%	
14	4	Burke & Herbert Bank & Trust Co.	25	2,176,542	2,232,564	2.6%	1.4%	
15		HSBC Holdings Plc	12	3,334,324	2,143,621	-35.7%	1.3%	
16	5	WashingtonFirst Bankshares Inc.	17	1,203,312	1,254,381	4.2%	0.8%	
17	6	Bank of Georgetown	11	834,397	952,757	14.2%	0.6%	
18	7	Access National Corp.	5	797,948	913,515	14.5%	0.6%	
19	8	Middleburg Financial Corp.	8	892,361	874,032	-2.1%	0.5%	
20	9	Congressional Bancshares Inc.	10	674,282	714,073	5.9%	0.4%	
		All Other Market Participants	141	7,524,300	8,229,758	9.4%	5.0%	
		Market Total	1,405	149,163,468	163,593,119	9.7%	100.0%	

NOTE: Washington, D.C. Metro Area defined as: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.
SOURCE: SNL and FDIC, as of June 30, 2014 and June 30, 2015 .

7

Performance vs. Peer Group NOTE: (1) Highly Valued Peer Group shown on page 32. Key ratios represent the Peer Group median value for the period shown. (2) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 34. * Change in 1Q2016 Return on Average Equity due to $100 million Common Stock Offering in Ma rch, 2015. 8 EGBN Peer Group (1) Key Ratios (at or for the quarter ended March 31) 1Q2014 1Q2015 1Q2016 1Q2016 ■ Net Interest Margin 4.45% 4.41% 4.31% 3.65% ■ Efficiency Ratio 51.94% 44.89% 40.80% 56.12% ■ NPAs + 90 Days Past Due/Total Assets 1.19% 0.58% 0.42% 0.46% ■ Allowance Loan Losses/Gross Loans 1.37% 1.07% 1.06% 0.90% ■ Reserve/NPLs (Coverage Ratio) 115.67% 244.12% 249.03% 113.48% ■ Net Charge-Offs to Average Loans (Annualized) 0.11% 0.15% 0.09% 0.11% ■ Tangible Common Equity/Tangible Assets (2) 9.22% 10.39% 10.86% 8.30% ■ Return on Average Assets 1.36% 1.49% 1.54% 1.08% ■ Return on Average Common Equity 14.38% 13.24% 12.39%* 9.69% ■ Earnings Per Share (Diluted) $0.47 $0.61 $0.68 N/A

$0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 Millions of Dollars 11Q1 11Q2 11Q3 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 Total Assets Consistent Balance Sheet Growth (1) Highly Valued Peer Group shown on page 32. Compound annual growth rate calculated off Peer G roup median values for the periods shown. (2) Q3 2011 excludes the “settlement deposit.” (2) 9

$4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 $17,000 $18,000 $19,000 $20,000 $21,000 $22,000 $23,000 $24,000 Thousands of Dollars 11Q1 11Q2 11Q3 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 Net Income Available to Common TARP Dividend SBLF Dividend Consistent Net Income Growth (1) Highly Valued Peer Group shown on page 32. Compound annual growth rate calculated off P eer Group median values for the periods shown. $23,322 10

Net Interest Margin NOTE: Highly Valued Peer Group shown on page 32. Represent Peer Group median values for the periods shown. 11 4.41% 4.33% 4.23% 4.38% 4.31% 3.79% 3.72% 3.66% 3.62% 3.65% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 EGBN Peer Group

Yields and Cost of Funds NOTE: Highly Valued Peer Group shown on page 32. Represent Peer Group median values for the periods shown. SOURCE: SNL Financial 12 0.38% 0.37% 0.35% 0.33% 0.36% 0.37% 0.36% 0.36% 0.38% 0.33% 0.25% 0.50% 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 Cost of Funds EGBN Peer Group 4.79% 4.70% 4.58% 4.71% 4.67% 4.01% 3.95% 3.93% 3.99% 3.99% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 Yield on Average Earning Assets EGBN Peer Group 5.26% 5.29% 5.19% 5.22% 5.13% 4.60% 4.62% 4.73% 4.65% 4.82% 4.20% 4.40% 4.60% 4.80% 5.00% 5.20% 5.40% 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 Yield on Loans EGBN Peer Group

$0.61 $0.56 $0.58 $0.60 $0.62 $0.64 $0.66 $0.68 $0.70 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 Earnings per Share $0.68 13 $0.65 $0.63 $0.61 $0.61

$16.82 $17.46 $18.10 $18.83 $19.48 $15.00 $15.50 $16.00 $16.50 $17.00 $17.50 $18.00 $18.50 $19.00 $19.50 $20.00 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 Tangible Book Value per Share NOTE: Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 34. 14

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 Revenue ($000s) Non-Int Expense ($000s) Consistent Increases in Operating Leverage NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 34. Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. 15

Consistently Improving Efficiency Ratio Note: Highly Valued Peer Group shown on page 30. Represent P eer Group median values for the periods shown . (1) See Non - GAAP reconciliation on pages 33 - 34. Source: SNL Financial 16 45% 42% 42% 41% 41% 57% 54% 56% 56% 56% 40% 45% 50% 55% 60% 65% 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 EGBN Peer Group

Moderate Interest Rate Risk Position

Interest Rate Risk Indicators ....and Trends	Mar. 2015	Jun. 2015	Sep. 2015	Dec. 2015	Mar. 2016
Repricing Duration of Assets and Liabilities (months)					
Investments	45	46	44	47	42
Loans	27	26	26	25	25
Deposits	33	31	32	32	30
Borrowings	45	47	43	40	41
Economic Value of Assets and Liabilities					
Book Value of Portfolio Loans	$ 4,444,893	$ 4,550,897	$ 4,776,965	$ 4,998,368	$ 5,155,871
Economic Value of Portfolio Loans	$ 4,487,100	$ 4,557,057	$ 4,778,754	$ 5,000,717	$ 5,170,212
Premium (Discount) in Loans	0.9%	0.1%	0.0%	0.0%	0.3%
Book Value of Deposits	$ 4,584,365	$ 4,825,433	$ 4,926,588	$ 5,158,445	$ 5,189,646
Economic Value of Deposits	$ 4,490,944	$ 4,709,900	$ 4,826,602	$ 5,002,426	$ 5,097,095
Premium (Discount) in Deposits	-2.0%	-2.4%	-2.0%	-3.0%	-1.8%
Book Value of Equity	$ 741,529	$ 765,061	$ 786,068	$ 738,602	$ 762,496
Economic Value of Equity	$ 836,722	$ 892,843	$ 887,893	$ 896,974	$ 869,387
Equity Premium Percentage	13%	17%	13%	21%	14%
Interest Rate Shock Analysis					
SHORT TERM EFFECTS (dollars in thousands)					
Net Interest Income - Flat balance Sheet	$ 206,293	$ 237,263	$ 241,301	$ 250,826	$ 252,009
Net Interest Income - + 100 basis point shock	$ 204,090	$ 236,640	$ 238,473	$ 250,113	$ 253,070
Percentage Change	-1.1%	-0.3%	-1.2%	-0.3%	0.4%
Net Interest Income - + 200 basis point shock	$ 208,193	$ 243,120	$ 244,350	$ 257,705	$ 262,497
Percentage Change	0.9%	2.5%	1.3%	2.7%	4.2%
Net Interest Income - + 300 basis point shock	$ 214,542	$ 251,611	$ 251,913	$ 266,070	$ 272,878
Percentage Change	4.0%	6.0%	4.4%	6.1%	8.3%
Net Interest Income - + 400 basis point shock	$ 220,909	$ 260,017	$ 259,575	$ 274,468	$ 283,169
Percentage Change	7.1%	9.6%	7.6%	9.4%	12.4%
Net Interest Income - - 100 basis point shock	$ 204,502	$ 234,631	$ 238,277	$ 244,895	$ 246,881
Percentage Change	-0.9%	-1.1%	-1.3%	-2.4%	-2.0%
Net Interest Income - - 200 basis point shock	$ 201,101	$ 228,856	$ 233,744	$ 241,220	$ 243,844
Percentage Change	-2.5%	-3.5%	-3.1%	-3.8%	-3.2%

- Both assets and liabilities remain short with repricing durations at 25 months on loans and 30 months on deposits
- A 100 bps shock increase would increase Net Interest Income by about $1.1 million or 0.4% on a **static** balance sheet over a 12 month period

Source: FTN Quarterly IRR Report

17

(1) Core deposits include CDAR’s and ICS reciprocal deposits.  Commercial focus drives growth of Noninterest Bearing Demand accounts  Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits Deposit Composition and Growth 18 (Dollar Values in Thousands) Annual Growth Rate Deposit Type % of % of % of Balance Total Balance Total Balance Total % Noninterest Bearing 1,196,165$ 26.1% 1,405,067$ 27.2% 1,474,102$ 28.4% 23.2% Interest Bearing Transaction 178,291 3.9% 178,797 3.5% 219,646 4.2% 23.2% Core Savings & Money Market (1) 2,045,712 44.6% 2,512,184 48.7% 2,487,919 47.9% 21.6% Core CD's (1) 526,923 11.5% 507,503 9.8% 469,408 9.0% (10.9%) Wholesale Money Market 359,723 7.8% 323,141 6.3% 216,330 4.2% (39.9%) Wholesale CD's 277,551 6.1% 231,752 4.5% 322,241 6.2% 16.1% Total Deposits 4,584,365$ 100% 5,158,444$ 100% 5,189,646$ 100% 13.2% As of December 31, 2015 As of March 31, 2016As of March 31, 2015

Balanced Loan and Deposit Growth 19 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $ in Billions Total Loans Total Deposits

Detail of Loan Portfolio

(Dollar Values in Thousands) County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland											
Anne Arundel	$10,401	$12,407	$0	$43,603	$49,737	$4,388	$4,342	$2,743	$58	$127,679	2.5%
Baltimore City & County	14,450	14,088	7,719	143,806	34,665	-	1,039	452	151	216,370	4.2%
Charles	528	20,101	-	175	106	8,807	476	-	-	30,193	0.6%
Eastern Shore	2,109	348	-	54,156	7,980	-	1,492	386	54	66,525	1.3%
Frederick	5,993	3,104	-	74,305	730	-	1,091	741	1	85,965	1.7%
Howard	28,962	304	2,244	33,974	-	9,487	2,289	1,429	19	78,708	1.5%
Montgomery	309,505	89,686	18,637	234,445	149,260	11,299	38,881	52,622	3,221	907,556	17.6%
Prince George's	72,002	66,026	20,847	175,987	36,408	11,352	2,780	2,325	197	387,924	7.5%
Other MD	5,821	4,013	-	27,156	-	5,048	1,078	527	-	43,643	0.8%
Washington, DC	266,381	126,266	16,283	793,658	369,367	22,662	51,505	19,389	311	1,665,822	32.4%
Virginia											
Alexandria	20,652	12,347	-	65,119	42,633	-	1,898	3,329	154	146,132	2.8%
Arlington	30,713	991	-	16,679	44,062	-	1,236	2,128	29	95,838	1.9%
Fairfax	172,359	91,490	17,937	224,282	134,501	22,012	13,883	15,422	711	692,597	13.4%
Fauquier	-	3,931	-	12,251	-	-	-	403	13	16,598	0.3%
Loudoun	33,865	47,099	-	18,706	13,991	792	2,340	3,444	228	120,465	2.3%
Prince William	6,159	32,124	1,699	71,301	4,844	6,215	1,041	2,369	197	125,949	2.4%
Other VA	24,608	33,860	-	78,725	27,284	2,535	373	816	120	168,321	3.3%
Other USA	55,538	11,730	1,958	69,764	2,204	12,320	23,415	2,460	197	179,586	3.5%
Total	$1,060,046	$569,915	$87,324	$2,138,092	$917,772	$116,917	$149,159	$110,985	$5,661	$5,155,871	100.0%
% of Total	20.6%	11.1%	1.7%	41.3%	17.8%	2.3%	2.9%	2.2%	0.1%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included

NOTE: At March 31, 2016

20

CRE Risk Management  Executive & Board Level Oversight of Approval Process  Disciplined Underwriting  Proactive Portfolio Management  Quarterly Stress Testing of Portfolio  Quarterly Independent Credit Review  Dedicated Special Assets Team 21

Credit Quality Trends 22 (Dollars Values in Thousands) 06/30/14 09/30/14 12/31/14 03/31/15 06/30/15 09/30/15 12/31/15 03/31/16 Nonperforming Assets: 90 or More Days Past Due -$ -$ -$ -$ -$ -$ -$ -$ Nonaccrual 22,507 29,343 22,443 19,572 14,871 14,467 13,240 21,928 Total Nonperforming Loans (NPLs) 22,507$ 29,343$ 22,443$ 19,572$ 14,871$ 14,467$ 13,240$ 21,928$ Other Real Estate Owned (OREO) 8,843 8,623 13,224 12,338 10,714 9,952 5,851 3,846 Total Nonperforming Assets 31,350$ 37,966$ 35,667$ 31,910$ 25,585$ 24,419$ 19,091$ 25,774$ Performing Restructured Loans (TDRs) 7,906 7,877 13,502 13,439 13,652 15,230 11,836 6,769 NPAs/Assets 0.80% 0.91% 0.68% 0.58% 0.44% 0.41% 0.31% 0.42% NPAs+TDRs/Assets 1.00% 1.10% 0.94% 0.82% 0.68% 0.67% 0.51% 0.53% Reserves 43,552$ 44,954$ 46,075$ 47,779$ 48,921$ 50,320$ 52,687$ 54,608$ Reserves/Loans 1.33% 1.31% 1.07% 1.07% 1.07% 1.05% 1.05% 1.06% Charge-Offs (Quarterly) NCOs/Average Loans 0.20% 0.09% 0.26% 0.15% 0.21% 0.16% 0.18% 0.09%

Credit Quality Trends – CRE Concentration

(Dollars Values in Thousands)	12/31/06	12/31/07	12/31/08*	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14*	12/31/15	3/31/16
Total CRE Portfolio	$430,863	$505,134	$ 709,447	$ 820,442	$ 909,057	$1,147,882	$1,432,019	$1,660,191	$2,453,648	$2,978,452	$2,930,232
CRE/Total Loans	68.83%	70.24%	55.90%	58.61%	51.80%	47.68%	57.52%	56.51%	56.98%	59.70%	56.94%
CRE Nonperforming Loans	$ -	$ 641	$ 4,167	$ 2,167	$ 3,831	$ 7,944	$ 6,036	$ 7,977	$ 3,969	$ 7,229	$ 11,568
NPL's/Total CRE	0.00%	0.79%	2.38%	1.76%	1.43%	1.67%	1.40%	0.88%	0.23%	0.22%	0.49%
Peer NPL's/Total CRE (1)	0.44%	1.01%	2.94%	4.45%	4.42%	3.52%	2.40%	1.50%	0.86%	0.52%	0.49%
Total Net Charge Offs	$ -	$ -	$ 29	$ 727	$ 962	$ 151	$ 1,521	$ 602	$ 824	$ 622	$ 585
NCO's/Total CRE	0.00%	0.00%	0.00%	0.07%	0.18%	0.09%	0.18%	0.07%	0.07%	0.06%	-0.02%
Peer NCO's/Total CRE (1)	0.03%	0.08%	0.57%	1.55%	1.53%	1.10%	0.67%	0.22%	0.06%	0.01%	0.00%
Total Risk Based Capital	$ 80,543	$ 88,619	$ 165,059	$ 203,552	$ 226,632	$ 292,118	$ 381,808	$ 440,388	$ 631,339	$ 753,937	$ 780,262
Tier 1 capital (to average assets)	9.67%	9.46%	9.22%	10.29%	9.32%	8.21%	10.44%	10.93%	10.69%	10.90%	11.01%
Tier 1 capital (to risk weighted assets)	10.82%	10.20%	9.78%	11.82%	9.91%	10.33%	10.80%	11.53%	10.39%	10.68%	10.83%
Total capital (to risk weighted assets)	11.91%	11.21%	11.93%	13.57%	11.64%	11.84%	12.20%	13.01%	12.97%	12.75%	12.87%
Common Equity Tier 1 (to risk weighted assets)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.68%	10.83%
CRE Concentration (2)	N/A	471.29%	429.81%	403.06%	401.12%	392.96%	375.05%	377.00%	388.64%	394.40%	375.56%

(1) Peer group data is from the respective BHCPR group at the time of reporting. (2) Represents concentration as a percentage of holding company consolidated risk-based capital. * Denotes an acquisition completed during that year.

23

Credit Quality Trends – ADC Concentration

(Dollars Values in Thousands)	12/31/06	12/31/07	12/31/08*	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14*	12/31/15	3/31/16
Total ADC Portfolio	$ 126,869	$ 101,751	$ 283,041	$ 252,494	$ 327,717	$ 448,455	$ 539,004	$ 628,805	$ 798,227	$ 909,556	$ 897,842
ADC/Total Loans	20.27%	14.15%	22.30%	18.04%	18.68%	18.63%	21.65%	21.40%	18.54%	18.23%	17.45%
ADC Nonperforming Loans	$ -	$ 3,386	$ 17,588	$ 15,192	$ 13,438	$ 17,459	$ 18,594	$ 8,366	$ 3,697	$ 557	$ 5,422
NPL's/Total ADC	0.00%	3.96%	6.28%	6.30%	4.50%	3.89%	3.45%	1.33%	0.51%	0.08%	0.63%
Peer NPL's/Total ADC (1)	0.30%	1.50%	5.60%	10.75%	11.24%	8.85%	6.51%	2.91%	1.28%	0.63%	0.57%
Total Net Charge Offs	$ -	$ -	$ 447	$ 175	$ 1,691	$ 1,183	$ 2,523	$ 1,322	$ 2,638	$ 1,678	$ (196)
NCO's/Total ADC	0.00%	0.00%	0.16%	0.07%	0.52%	0.28%	0.44%	0.21%	0.26%	-0.02%	-0.09%
Peer NCO's/Total ADC (1)	0.02%	0.08%	1.30%	3.88%	4.30%	3.09%	2.37%	0.46%	-0.11%	-0.04%	-0.05%
Total Risk Based Capital	$ 80,543	$ 88,619	$ 165,059	$ 203,552	$ 226,632	$ 292,118	$ 381,808	$ 440,388	$ 631,339	$ 753,937	$ 780,262
Tier 1 capital (to average assets)	9.67%	9.46%	9.22%	10.29%	9.32%	8.21%	10.44%	10.93%	10.69%	10.90%	11.01%
Tier 1 capital (to risk weighted assets)	10.82%	10.20%	9.78%	11.82%	9.91%	10.33%	10.80%	11.53%	10.39%	10.68%	10.83%
Total capital (to risk weighted assets)	11.91%	11.21%	11.93%	13.57%	11.64%	11.84%	12.20%	13.01%	12.97%	12.75%	12.87%
Common Equity Tier 1 (to risk weighted assets)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.68%	10.83%
ADC Concentration (2)	157.52%	114.82%	171.48%	124.04%	144.60%	153.52%	141.19%	142.80%	126.44%	120.45%	115.08%

(1) Peer group data is from the respective BHCPR group at the time of reporting. (2) Represents concentration as a percentage of holding company consolidated risk-based capital. * Denotes an acquisition completed during that year.

24

Consistent Asset Quality Total Loans ($mms) 25 Net Charge-Off History for the periods ended December 31, 2015 EGBN EGBN Loan Type 2 Year Avg. 3 Year Avg. Income Producing CRE 0.02% 0.03% Owner Occupied CRE 0.09% 0.06% Construction and Land 0.28% 0.28% Commercial & Industrial 0.36% 0.44% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Mar- 12 Jun- 12 Sep- 12 Dec- 12 Mar- 13 Jun- 13 Sep- 13 Dec- 13 Mar- 14 Jun- 14 Sep- 14 Dec- 14 Mar- 15 Jun- 15 Sep- 15 Dec- 15 Mar- 16 Total Loans ($) NPA's (%) Charge Offs (%) (Dollar Values in Thousands) Loan NPAs/ Average Year Growth Assets Charge-Offs 2011 $380,756 1.27% 0.32% 2012 $436,839 1.06% 0.37% 2013 $452,063 0.90% 0.23% 2014 $1,367,241 0.68% 0.17% 2015 $685,969 0.31% 0.17% 2016 YTD $157,503 0.42% 0.09%

Capital Strength

(Dollars Values in Thousands)

	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Total Assets	$ 5,247,880	$ 5,499,175	$ 5,753,803	$ 5,888,958	$ 6,075,577	$ 6,131,222
Total Stockholders Equity	$ 620,759	$ 741,530	$ 765,061	$ 786,069	$ 738,601	$ 762,496
Total Common Stockholders Equity	$ 548,859	$ 669,630	$ 693,161	$ 714,169	$ 738,601	$ 762,496
Tier 1 Leverage Ratio	10.69%	12.19%	12.03%	11.96%	10.90%	11.01%
Tier 1 Risk Based Capital Ratio	10.39%	11.71%	11.64%	11.72%	10.68%	10.83%
Total Risk Based Capital Ratio	12.97%	13.90%	13.75%	13.80%	12.75%	12.87%
Common Equity Tier 1 (CETI) Ratio	8.92%	10.37%	10.37%	10.48%	10.68%	10.83%
Tangible Common Equity Ratio (1)	8.54%	10.39%	10.33%	10.46%	10.56%	10.86%

- $71.9 million of SBLF Preferred Stock redeemed in November 2015
- $100 million of Common Equity raised through an underwritten offering in March 2015
- $15.3 million of SBLF Preferred Stock assumed in October 2014. Dividend Rate is 1.0%
- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014
- $10 million of Common Equity raised through an underwritten offering in October 2012
- $35 million of Common Equity raised through an At the Market Offering during May through October 2012
- $56.6 million of SBLF Preferred Stock placed in July 2011, $23.2 million of TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation in the appendices on pages 33 - 34.

26

Key Success Factors  Building and maintaining core relationships o Cross sales o Focus on key customers  Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem c redits  Built and preserved a strong capital position and balance sheet o Nine capital raising events since August 2008 o 29 consecutive quarters of increasing profitability (since January 1, 2009) have consistently bolstered the capital position 27

Key Success Factors (continued)  Disciplined ALCO process  Maintained focus on areas of strength o Concentration on core geographic markets and products  Built the proper infrastructure to support the increased volume of business and regulation  Comprehensive Management and Board level reporting  Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, Low turnover rate 28

EagleBank Growth Strategy  Profitability • Pricing discipline to sustain Net Interest Margin • Diligent expense control to maintain Efficiency Ratio  Maintain Credit Quality • Enhanced monitoring of portfolio • Expanded stress testing  Emphasis on Organic Growth • Only 3.0% deposit market share in DC Metro Area • Significant opportunities to expand relationships, particularly in Northern Virginia • Attract new relationships and develop cross sell opportunities  Improve Growth of Noninterest Income Components of Revenue • SBA guaranteed loans, residential mortgage origination , FHA commercial mortgage origination, treasury management services, insurance 29

Stock Price Performance 1 Year 3 Year 5 Year EGBN 29.4% 128.7% 347.0% NASDAQ Bank Stock Index 5.1% 34.1% 60.1% NASDAQ Stock Market Index (2.4%) 43.2% 74.5% S & P 500 Index (0.5%) 28.6% 55.9% EGBN Stock Price Performance SOURCE : SNL Financial, Chart and calculations as of close of trading on May 31, 2016 30

Appendices 31

Highly Valued Peer Group

Financial Data as of or for the Period Ending March 31, 2016 Pricing Data as of April 26, 2016				Capital Position			LTM Profitability				Asset Quality				Valuation						
															Price/						
Company	City, State	Ticker	Total Assets ($mm)	TCE/ TA (%)	Leverage Ratio (%)	Total RBC Ratio (%)	ROAA (%)	ROACE (%)	Net Interest Margin (%)	Efficiency Ratio (%)	LLR/ Gross Loans (%)	LLR/ NPLs (%)	NPAs¹/ Total Assets (%)	NCOs/ Avg. Loans (%)	Tang. Book Value (%)	LTM EPS (x)	2016 Est. EPS (x)	2017 Est. EPS (x)	Current Dividend Yield (%)	LTM Dividend Ratio (%)	Market Value ($mm)
Community Bank System Inc.	De Witt, NY	CBU	8,616	8.80	9.95	18.08	1.15	8.7	3.70	58.5	0.95	174.8	0.50	0.15	233	18.2	17.4	16.9	3.1	55.9	1,761
Sterling Bancorp	Montebello, NY	STL	12,865	7.66	8.61	11.29	0.68	4.8	3.63	49.1	0.64	63.1	0.77	0.11	237	31.1	15.8	13.9	1.7	51.9	2,196
Home BancShares Inc.	Conway, AR	HOMB	9,397	9.21	9.91	12.16	1.72	13.2	4.95	38.7	1.06	135.3	0.56	0.19	374	20.5	18.2	17.0	1.6	26.7	3,099
CVB Financial Corp.	Ontario, CA	CVBF	7,921	11.22	11.22	18.23	1.40	11.5	3.61	43.5	1.42	107.0	0.31	(0.11)	215	17.5	18.3	17.3	2.7	48.0	1,887
Park National Corp.	Newark, OH	PRK	7,428	8.94	9.22	14.49	1.10	11.3	3.44	61.5	1.12	48.4	1.62	0.05	216	17.7	17.0	16.5	4.1	71.8	1,421
Boston Private Financial	Boston, MA	BPFH	7,414	6.94	9.50	14.00	0.94	9.0	2.92	69.4	1.35	173.7	0.33	(0.02)	197	17.0	16.7	15.2	3.2	50.0	1,047
Bank of the Ozarks Inc.	Little Rock, AR	OZRK	11,427	12.04	14.96	12.12	2.08	14.6	5.08	33.6	0.67	543.0	0.29	0.10	293	20.2	18.0	14.3	1.4	26.3	3,977
Independent Bank Corp.	Rockland, MA	INDB	7,189	8.25	9.53	13.36	1.04	9.7	3.40	61.8	1.01	94.2	0.40	0.01	219	16.9	16.4	15.5	2.4	37.8	1,260
WesBanco Inc.	Wheeling, WV	WSBC	8,569	8.11	9.46	14.06	1.06	8.0	3.36	55.9	0.83	93.3	0.46	0.22	189	13.8	14.1	13.1	3.0	39.7	1,242
Pinnacle Financial Partners	Nashville, TN	PNFP	9,262	8.93	8.80	11.00	1.30	9.8	3.65	54.2	0.91	118.6	0.52	0.28	271	19.6	16.9	14.4	1.1	19.3	2,130
First Financial Bankshares	Abilene, TX	FFIN	6,525	10.91	10.23	17.60	1.60	13.3	4.14	47.8	1.34	156.6	0.43	0.14	310	20.9	20.4	19.2	2.2	41.0	2,157
Renasant Corp.	Tupelo, MS	RNST	8,146	7.52	9.19	12.17	1.00	7.7	4.21	63.2	0.73	108.3	0.69	0.10	238	17.7	14.5	13.4	2.0	35.4	1,428
Tompkins Financial Corporation	Ithaca, NY	TMP	5,765	7.66	8.79	13.18	1.08	11.5	3.36	62.3	0.85	157.3	0.32	0.02	233	16.9	17.8	16.3	2.6	43.3	1,009
BofI Holding Inc.[2]	San Diego, CA	BOFI	6,662	9.13	8.84	15.71	1.70	18.6	3.99	33.5	0.61	131.4	0.40	(0.01)	203	12.5	10.5	9.0	NA	0.0	1,230
Westamerica Bancorp.	San Rafael, CA	WABC	5,200	8.04	7.99	13.39	1.14	11.2	3.34	51.5	2.00	128.1	0.50	0.11	315	22.1	21.9	21.1	3.1	67.2	1,285
S&T Bancorp Inc.	Indiana, PA	STBA	6,479	8.21	8.98	11.57	1.13	8.9	3.58	54.3	0.97	67.5	0.80	0.24	183	12.9	12.9	12.0	2.9	36.6	908
Simmons First National Corp.	Pine Bluff, AR	SFNC	7,537	9.28	11.07	15.67	1.17	8.6	4.57	59.7	0.68	81.4	1.08	0.13	215	16.1	14.5	13.1	2.0	31.6	1,432
Independent Bk Group Inc.	McKinney, TX	IBTX	5,262	6.86	7.36	10.53	0.90	7.2	4.06	56.3	0.72	182.0	0.24	0.02	191	15.2	12.9	11.5	0.9	13.7	654
ServisFirst Bancshares Inc.	Birmingham, AL	SFBS	5,379	8.49	8.65	12.12	1.40	15.7	3.68	39.7	1.04	350.1	0.19	0.12	286	19.5	18.0	15.9	0.6	10.2	1,304
Ameris Bancorp	Moultrie, GA	ABCB	6,098	7.68	8.70	11.28	0.84	8.5	4.06	60.4	0.47	39.0	1.06	0.15	242	24.1	15.6	12.8	0.6	15.2	1,108
Washington Trust Bancorp Inc.[1]	Westerly, RI	WASH	3,772	8.11	9.37	12.58	1.19	12.0	3.12	57.5	0.89	84.0	0.58	0.07	211	14.7	13.9	13.2	3.9	53.5	634
City Holding Co.	Charleston, WV	CHCO	3,830	9.03	9.78	14.78	1.32	11.3	3.65	54.7	0.67	51.4	0.57	0.27	222	16.0	15.7	15.1	3.4	54.0	751
Southside Bancshares Inc.[2]	Tyler, TX	SBSI	5,162	6.83	8.61	15.27	0.90	10.0	3.40	57.5	0.81	62.3	0.41	0.09	210	16.6	14.2	13.1	3.2	57.2	715
Square 1 Financial Inc.[3]	Durham, NC		3,913	8.34	9.07	13.12	1.16	11.9	3.97	48.9	1.65	136.2	0.46	0.90	NA	NA	NA	NA	NA	0.0	NA
		High	12,865	12.04	14.96	18.23	2.08	18.6	5.08	69.4	2.00	543.0	1.62	0.90	374	31.1	21.9	21.1	4.1	71.8	3,977
		Low	3,772	6.83	7.36	10.53	0.68	4.8	2.92	33.5	0.47	39.0	0.19	(0.11)	183	12.5	10.5	9.0	0.6	0.0	634
		Mean	7,076	8.59	9.49	13.66	1.21	10.7	3.79	53.1	0.97	137.0	0.55	0.14	239	18.2	16.2	14.8	2.4	36.9	1,506
		Median	6,926	8.30	9.21	13.27	1.15	10.6	3.65	55.3	0.90	113.5	0.46	0.11	222	17.5	16.4	14.4	2.5	38.8	1,285
Eagle Bancorp Inc	**Bethesda, MD**	**EGBN**	**6,131**	**8.54**	**11.01**	**12.87**	**1.40**	**14.4**	**4.35**	**41.2**	**1.07**	**205.3**	**0.42**	**0.16**	**260**	**19.7**	**18.6**	**17.4**	**0.0**	**0.0**	**1,702**
	Ranking out of 25:		**16**	**11**	**4**	**15**	**6**	**4**	**4**	**5**	**7**	**3**	**11**	**19**	**7**	**7**	**3**	**3**	**23**	**23**	**8**

NOTE: Peer Group includes all publicly-traded banks Nationwide with $2.5 billion to $7.5 billion in assets that trade at 200% of tangible book value or higher. Prior quarter or prior quarter LTM used when current data is unavailable. (1) Nonperforming assets are defined as nonaccrual loans, real estate owned and repossessed assets as a percent of total assets.
SOURCE: SNL Financial

32

Non - GAAP Reconciliation 33 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) Three Months Ended Three Months Ended March 31, 2016 March 31, 2015 Common shareholders' equity 762,496$ 669,630$ Less: Intangible assets (108,268) (109,617) Tangible common equity 654,228$ 560,013$ Book value per common share 22.71$ 20.11$ Less: Intangible book value per common share (3.23) (3.29) Tangible book value per common share 19.48$ 16.82$ Total assets 6,131,222$ 5,499,175$ Less: Intangible assets (108,268) (109,617) Tangible assets 6,022,954$ 5,389,558$ Tangible common equity ratio 10.86% 10.39%

Non - GAAP Reconciliation Footnotes 34 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non -GAAP financial measures derived from GAAP -based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the c alculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

35 Market Information – Washington, DC MSA  Population 6.2 Million □ 5th largest market in the U.S.  Employment 3.2 Million □ 68,500 new jobs created in last year □ Employment growth driven by private sector, over 295,000 new private sector jobs created over last five years □ Unemployment rate of 4.2% vs. US average of 4.9% (February 2016)  Gross Regional Product (GRP) $449 Billion □ 5th largest regional economy in the U.S. □ 24.0% growth in GRP over the last 9 years □ Federal Government Spending is 30.0% of GRP □ Highest median household income of any major U.S. market SOURCE: Greater Washington Board of Trade Regional Report, Center for Regional Analysis, George Mason University

36 Other 8.9% Non-Local Business 10.6% Associations 2.2% Hospitality 3.6% International 4.9% Other Federal 13.7% Federal Procurement 16.3% Local Business 39.9% Greater Washington Economy NOTE: Other includes Health Care/Education and Media SOURCE: The Wall Street Journal, George Mason University - Center for Regional Analysis Total Federal Spending = 30% of GRP GRP Contribution by Sub - market Gross Regional Product $449 Billion Suburban Maryland 28.0% District of Columbia 24.0% Northern Virginia 48.0%

Loan Portfolio and Growth 37 (Dollar Values in Thousands) Annual Growth Rate Year-to-Date (Annualized) Loan Type Balance % of Total Balance % of Total Balance % of Total % % Commercial and Industrial 933,714$ 21.0% 1,052,257$ 21.1% 1,060,046$ 20.6% 13.5% 3.0% Owner Occupied 493,003 11.1% 498,102 10.0% 569,915 11.1% 15.6% 57.7% Owner Occupied-Const. 49,558 1.1% 79,769 1.6% 87,324 1.7% 76.2% 37.9% Income Producing 1,739,484 39.2% 2,115,477 42.2% 2,138,092 41.3% 22.9% 4.3% Construction 722,646 16.3% 857,328 17.2% 917,772 17.8% 27.0% 28.2% Land 139,367 3.1% 128,279 2.6% 116,917 2.3% (16.1%) (35.4%) Residential Mortgage 147,871 3.3% 147,367 2.9% 149,159 2.9% 0.9% 4.9% Home Equity 120,543 2.7% 112,885 2.3% 110,985 2.2% (7.9%) (6.7%) Other Consumer 98,707 2.2% 6,904 0.1% 5,661 0.1% (94.3%) (72.0%) Total Loans 4,444,893$ 100.0% 4,998,368$ 100.0% 5,155,871$ 100.0% 16.0% 12.6% As of March 31, 2015 As of December 31, 2015 As of March 31, 2016

Geographic Detail - Income Producing CRE NOTE: At March 31, 2016  Focus in core sub - markets: Washington, DC, Montgomery County, Fairfax County 38 (Dollar Values in Thousands) Single Redevel./ Office/ Mixed Multi- & 1-4 County Retail Condo Use Family Single & 1-4 Family Hotel Industrial Other TOTAL % of Total Maryland Montgomery $37,762 $51,450 $82,118 $599 $24,373 $0 $7,437 $30,706 $234,445 11.0% Prince George's 40,657 23,081 8,113 35,879 9,465 20,372 15,576 24,287 177,430 8.3% Other MD 147,430 55,860 14,993 5,402 27,315 50,443 41,817 32,472 375,732 17.6% Washington, DC 77,781 55,067 121,485 155,321 86,496 114,933 8,305 174,270 793,658 37.0% Virginia Alexandria $5,128 $26,736 $1,806 $0 $2,266 $0 $4,664 $24,519 $65,119 3.0% Arlington 0 1,966 0 901 8,899 0 0 4,913 16,679 0.8% Fairfax 37,576 98,470 932 1,000 13,164 0 772 55,715 207,629 9.7% Loudoun 4,586 1,549 0 0 2,978 0 386 9,207 18,706 0.9% Prince William 28,300 11,870 8,786 0 3,245 0 3,893 11,678 67,772 3.2% Other VA 29,970 20,472 112 3,090 7,237 2,166 15,208 32,903 111,158 5.2% Other USA 15,163 21,113 292 0 10,734 2,578 2,249 17,635 69,764 3.3% Total $424,353 $367,634 $238,637 $202,192 $196,172 $190,492 $100,307 $418,305 $2,138,092 100.0% % of Total 19.8% 17.2% 11.2% 9.5% 9.2% 8.9% 4.7% 19.5% 100.0%

Geographic Detail – Construction

(Dollar Values in Thousands) County	Single & 1-4 Family	Multi-Family	Office	Hotel	Mixed Use	Residential Condo	Redevel./ Retail	Other	TOTAL	% of
Maryland										
Montgomery	$57,817	$12,053	$35,774	$14,105	$21,671	$1,985	$0	$5,855	$149,260	16.3%
Prince George's	5,070	0	0	0	11,343	0	5,589	14,406	36,408	4.0%
Other MD	2,460	43,194	0	40,143	1,648	0	2,707	3,066	93,218	10.2%
Washington, DC	75,361	123,242	14,720	65,093	21,507	47,018	16,201	6,225	369,367	40.3%
Virginia										
Alexandria	7,713	0	852	0	20,961	0	13,107	0	42,633	4.6%
Arlington	23,043	0	0	0	18,020	2,999	0	0	44,062	4.8%
Fairfax	57,596	626	62,506	0	9,093	0	1,670	0	131,491	14.3%
Loudoun	166	0	13,251	0	0	574	0	0	13,991	1.5%
Prince William	1,352	0	2,380	0	0	0	0	0	3,732	0.4%
Other VA	3,009	5,611	20,957	0	709	631	0	489	31,406	3.4%
Other USA	1,728	0	0	0	476	0	0	0	2,204	0.2%
Total	$235,315	$184,726	$150,440	$119,341	$105,428	$53,207	$39,274	$30,041	$917,772	100.0%
% of Total	25.6%	20.1%	16.4%	13.0%	11.5%	5.8%	4.3%	3.3%	100.0%	
Renovation	$106,398	$101,689	$143,145	$88,348	$22,352	$23,610	$49,051	$13,413	$548,006	59.7%
Ground-Up	$128,917	$83,037	$7,295	$30,993	$83,076	$29,597	($9,777)	$16,628	$369,766	40.3%

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

NOTE: At March 31, 2016

39

Loan Portfolio by Risk Rating  Periodic review of loan portfolio and risk ratings by independent, third - party credit review firm 40 (Dollar Values in Thousands) Loan Portfolio as of: % of % of Risk Rating Balance Loans Balance Loans 1000 - Prime $2,904 0.1% $2,983 0.1% 2000 - Excellent 270,810 6.1% 407,303 7.9% 3000 - Good 1,644,694 37.0% 1,977,518 38.4% 4000 - Acceptable 1,743,920 39.1% 2,053,029 39.7% 5000 - Acceptable with Risk 682,491 15.4% 636,992 12.4% 6000 - Watch 39,363 0.9% 38,300 0.7% 7000 - Special Mention 17,411 0.4% 5,924 0.1% 8000 - Substandard 43,300 1.0% 33,822 0.7% 9000 - Doubtful - 0.0% - 0.0% 9999 - Loss - 0.0% - 0.0% $4,444,893 100.0% $5,155,871 100.0% 3/31/20163/31/2015 1000 - Prime 0.1% 2000 - Excellent 7.9% 3000 - Good 38.4% 4000 - Acceptable 39.8% 5000 - Acceptable with Risk 12.4% 6000 - Watch 0.7% 7000 - Special Mention 0.1% 8000 - Substandard 0.7% 9000 - Doubtful 0.0% 9999 - Loss 0.0%

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	March 31, 2016				
US Government Agency Securities	$54,948	$774	$100	$55,622	11.4%
Mortgage Backed Securites - GSEs	305,351	2,073	612	306,812	63.6%
Municipal Bonds	104,840	5,069	-	109,909	21.8%
Corporate Bonds	15,085	-	147	14,938	3.1%
Other Equity Investments	310	18	-	328	0.1%
Total Securities	$480,534	$7,934	$859	$487,609	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	December 31, 2015				
US Government Agency Securities	$56,775	$477	$277	$56,975	11.7%
Mortgage Backed Securites - GSEs	299,709	692	3,160	297,241	61.6%
Municipal Bonds	114,253	4,131	3	118,381	23.5%
Corporate Bonds	15,090	-	152	14,938	3.1%
Other Equity Investments	307	27	-	334	0.1%
Total Securities	$ 486,134	$ 5,327	$ 3,592	$ 487,869	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	March 31, 2015				
US Government Agency Securities	$29,433	$686	$0	$30,119	9.0%
Mortgage Backed Securites - GSEs	233,127	2,183	1,159	234,151	71.1%
Municipal Bonds	65,109	3,737	49	68,797	19.8%
Other Equity Investments	396	68	-	464	0.1%
Total Securities	$328,065	$6,674	$1,208	$333,531	100.0%

- Portfolio has $7.1 million of net unrealized gains at March 31, 2016
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.9 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

41

▪ “Top Investment Idea” Recommendation 2012 ▪ “Sm - All Stars” Designation 2011, 2013, 2014 & 2015 ▪ Designated as a “Challenger” Bank 2015 ▪ Honor Roll of Community Banks 2010 - 2015 ▪ Ronald D. Paul named East Coast Region Community Banker of the Year 2014 ▪ Community Bankers Cup Award 2012 - 2014 Nationally Recognized Financial Performance ▪ 50 Fastest Growing Companies 2010 - 2013 Independent Community Bankers of America 42

Highly Regarded by Bank Rating Firms FIRM BANK RATING 300/300 Green - *** B AUER F INANCIAL , I NC A - 43

Experienced Management Team Ronald D. Paul, Chairman, President and CEO Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named “Washingtonian of the Year” by Washingtonian magazine and in 2009 was named the “Greater Washington Entrepreneur of the Year” by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named “Community Banker of the Year” by the American Banker magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America. Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation (“Fidelity”) and its wholly owned subsidiary, Fidelity & Trust Bank (“F&T Bank”), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Served as DC Metro Regional Executive for Sovran Bank from 1986 to 1991. In 2003 Mr. Pincus was elected to the Washington Business Hall of fame. He has served on the Board of Directors of 3 public companies and over 25 non-profit organizations. He was named Greater Washington Entrepreneur of the Year and was elected to the Washington Business Hall of Fame in 1998. Mr. Pincus is a member of the board of directors of Comstock Homebuilding Companies, Inc. 44

Experienced Management Team Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc. Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms.Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry. James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore. Janice L. Williams, EVP, Chief Credit Officer Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland. 45

Experienced Management Team Laurence E. Bensignor, EVP & General Counsel, Eagle Bancorp, Inc. and EagleBank Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers. Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washington, DC metropolitan area. Lindsey S. Rheaume, EVP, Chief C&I Lending Officer Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank’s entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America. 46

Historical Balance Sheet

(Dollar Values in Thousands)	2011	2012	2013	2014	2015	5 Year Compound Growth Rate	1 Year Growth Rate
Assets							
Cash and Equivalents	$232,411	$339,334	$306,960	$256,025	$298,363	38.7%	16.5%
Securities Available for Sale	324,053	310,514	389,405	404,903	504,772	16.3%	24.7%
Total Cash and Securities	556,464	649,848	696,365	660,928	803,135	22.1%	21.5%
Gross Loans HFI	2,056,256	2,493,095	2,945,158	4,312,399	4,998,368	24.4%	15.9%
Loan Loss Reserves	29,653	37,492	40,921	46,075	52,687	16.3%	14.4%
Loans Held for Sale	176,826	226,923	42,030	44,317	47,492	(10.0%)	7.2%
Total Net Loans	2,203,429	2,682,526	2,946,267	4,310,641	4,993,173	23.6%	15.8%
Real Estate Owned	3,225	5,299	9,225	13,224	5,852	(2.7%)	(55.7%)
Total Intangibles	3,966	3,642	3,276	109,626	108,155	93.0%	(1.3%)
Total Servicing Rights	179	143	234	282	387	20.4%	37.2%
Other Assets	63,992	67,983	116,136	153,179	164,875	26.2%	7.6%
Total Assets	$2,831,255	$3,409,441	$3,771,503	$5,247,880	$6,075,577	23.8%	15.8%
Liabilities							
Deposits	$2,392,095	$2,897,222	$3,225,414	$4,310,768	$5,158,444	24.5%	19.7%
FHLB Borrowings	40,000	30,000	30,000	140,000	0	(100.0%)	(100.0%)
Repurchase Agreements	103,362	101,338	80,471	61,120	72,356	(5.8%)	18.4%
Subordinated Debt	9,300	9,300	9,300	79,300	68,928	49.3%	(13.1%)
Other Liabilities	19,787	21,605	32,455	35,933	37,248	27.7%	3.7%
Total Liabilities	2,564,544	3,059,465	3,377,640	4,627,121	5,336,976	23.1%	15.3%
Equity							
Preferred Equity	56,600	56,600	56,600	71,900	0	(100.0%)	(100.0%)
Common Equity	205,236	287,911	340,582	546,212	738,410	32.6%	35.2%
Net Unrealized Gain (Loss)	4,875	5,465	(3,319)	2,647	191	(37.8%)	(92.8%)
Total Stockholders Equity	266,711	349,976	393,863	620,759	738,601	29.3%	19.0%
Total Liabilities and Equity	$2,831,255	$3,409,441	$3,771,503	$5,247,880	$6,075,577	23.8%	15.8%
Balance Sheet Analysis (%)							
Total Gross Loans/ Total Assets	72.63	73.12	78.09	82.17	82.27		
Loans/ Deposits	85.96	86.05	91.31	100.04	96.90		
Reserves/ Loans	1.44	1.50	1.39	1.07	1.05		
Annualized Growth Rates (%)							
Asset Growth Rate	35.51	20.42	10.62	39.15	15.77		
Gross Loans HFI	22.72	21.24	18.13	46.42	15.91		
Deposit Growth Rate	38.53	21.12	11.33	33.65	19.66		

47

Historical Quarterly Balance Sheet

(Dollar Values in Thousands)	Jun 2014	Sep 2014	Dec 2014	Mar 2015	Jun 2015	Sep 2015	Dec 2015	Mar 2016	Growth Rate 1Q2016 vs 1Q2015	Growth Rate 1Q2016 vs 4Q2015
Assets										
Cash and Equivalents (1)	$115,482	$208,356	$256,025	$415,661	$396,896	$306,055	$298,363	$201,897	(51.4%)	(32.3%)
Securities Available for Sale	389,616	393,125	404,903	350,324	440,537	541,191	504,772	505,305	44.2%	0.1%
Total Cash and Securities	505,098	601,481	660,928	765,985	837,433	847,246	803,135	707,202	(7.7%)	(11.9%)
Gross Loans HFI	3,279,429	3,432,548	4,312,399	4,444,893	4,550,897	4,776,965	4,998,368	5,155,871	16.0%	3.2%
Loan Loss Reserves	43,552	44,954	46,075	47,779	48,921	50,320	52,687	54,608	14.3%	3.6%
Loans Held for Sale	35,411	41,254	44,317	62,758	132,683	35,713	47,492	45,679	(27.2%)	(3.8%)
Total Net Loans	3,271,288	3,428,848	4,310,641	4,459,872	4,634,659	4,762,358	4,993,173	5,146,942	15.4%	3.1%
Real Estate Owned	8,843	8,623	13,224	12,338	10,715	9,952	5,852	3,846	(68.8%)	(34.3%)
Total Intangibles	3,118	3,041	109,626	109,320	109,665	109,199	108,155	107,850	(1.3%)	(0.3%)
Total Servicing Rights	261	280	282	297	292	299	387	418	40.7%	8.0%
Other Assets	125,836	126,908	153,179	151,363	161,039	159,904	164,875	164,964	9.0%	0.1%
Total Assets	$3,914,444	$4,169,181	$5,247,880	$5,499,175	$5,753,803	$5,888,958	$6,075,577	$6,131,222	11.5%	0.9%
Liabilities										
Deposits (1)	$3,367,927	$3,533,850	$4,310,768	$4,584,365	$4,825,433	$4,926,588	$5,158,444	$5,189,646	13.2%	0.6%
FHLB Borrowings	30,000	30,000	140,000	0	0	0	0	0	-	-
Repurchase Agreements	60,646	58,957	61,120	58,589	53,394	64,893	72,356	66,963	14.3%	(7.5%)
Subordinated Debt	9,300	79,300	79,300	78,135	74,050	70,000	68,928	68,958	(11.7%)	0.0%
Other Liabilities	19,750	24,460	35,933	36,556	35,865	41,408	37,248	43,159	18.1%	15.9%
Total Liabilities	3,487,623	3,726,567	4,627,121	4,757,645	4,988,742	5,102,889	5,336,976	5,368,726	12.8%	0.6%
Equity										
Preferred Equity	56,600	56,600	71,900	71,900	71,900	71,900	0	0	-	-
Common Equity	368,383	384,502	546,212	666,350	690,015	712,928	738,410	763,543	14.6%	3.4%
Net Unrealized Gain (Loss)	1,838	1,512	2,647	3,280	3,146	1,241	191	(1,047)	(131.9%)	(648.2%)
Total Stockholders Equity	426,821	442,614	620,759	741,530	765,061	786,069	738,601	762,496	2.8%	3.2%
Total Liabilities and Equity	$3,914,444	$4,169,181	$5,247,880	$5,499,175	$5,753,803	$5,888,958	$6,075,577	$6,131,222	11.5%	0.9%
Balance Sheet Analysis (%)										
Total Gross Loans/ Total Assets	83.78	82.33	82.17	80.83	79.09	81.12	82.27	84.09		
Loans/ Deposits	97.37	97.13	100.04	96.96	94.31	96.96	96.90	99.35		
Reserves/ Loans	1.33	1.31	1.07	1.07	1.07	1.05	1.05	1.06		
Annualized Growth Rates (%)										
Asset Growth Rate	7.58	14.02	39.15	19.15	19.28	16.25	15.77	3.66		
Gross Loans HFI	22.70	22.01	46.42	12.29	11.06	14.33	15.91	12.60		
Deposit Growth Rate	8.84	12.72	33.65	25.39	23.88	19.00	19.66	2.42		

(1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 33-34.

48

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2011	2012	2013	2014	2015	5 Year Compound Growth Rate	1 Year Growth Rate
Total Interest Income	$ 119,124	$ 141,943	$ 157,294	$ 191,573	$ 253,180	21.2%	32.2%
Total Interest Expense	20,077	14,414	12,504	13,095	19,238	(0.6%)	46.9%
Net Interest Income	99,047	127,529	144,790	178,478	233,942	24.9%	31.1%
Loan Loss Provision	10,983	16,190	9,602	10,879	14,638	9.5%	34.6%
Service Charges on Deposits	3,318	3,937	4,607	4,906	5,397	12.0%	10.0%
Gain/Loss on Sale of Loans	6,057	13,942	14,578	6,886	11,973	33.4%	73.9%
Gain/Loss on Sale of Securities	1,445	161	19	22	2,254	11.1%	10145.5%
Loss on early extinguishment of debt	-	-	-	-	(1,130)	100.0%	-
BOLI Revenue	401	392	720	1,283	1,589	29.9%	23.9%
Other Noninterest Income	2,280	2,932	4,792	5,248	6,545	32.9%	24.7%
Total Noninterest Income	13,501	21,364	24,716	18,345	26,628	23.6%	45.2%
Salaries and Employee Benefits	34,518	43,684	47,481	57,268	61,749	19.3%	7.8%
Premises and Equipment Expenses	8,371	10,218	11,923	13,317	16,026	13.6%	20.3%
Marketing and Advertising	1,626	1,759	1,686	1,999	2,748	21.0%	37.5%
Data Processing	3,554	4,415	5,903	6,163	7,533	23.4%	22.2%
Legal, Accounting and Professional Fees	3,974	4,253	3,449	3,439	3,729	4.5%	8.4%
FDIC Insurance	2,195	2,089	2,263	2,333	3,154	3.2%	35.2%
Merger Expenses	-	-	-	4,699	141	100.0%	(97.0%)
Other Noninterest Expenses	9,038	10,113	11,874	10,510	15,636	15.3%	48.8%
Total Noninterest Expense	63,276	76,531	84,579	99,728	110,716	16.8%	11.0%
Net Income Before taxes	38,289	56,172	75,325	86,216	135,216	39.3%	56.8%
Income taxes	13,731	20,883	28,318	31,958	51,049	41.2%	59.7%
Net Income	24,558	35,289	47,007	54,258	84,167	38.3%	55.1%
Preferred Dividends	1,511	566	566	614	601	(14.3%)	(2.1%)
Net Income Available to Common	$ 23,047	$ 34,723	$ 46,441	$ 53,644	$ 83,566	40.3%	55.8%
Earnings per Share - Diluted	$ 1.04	$ 1.46	$ 1.76	$ 2.08	$ 2.50		

Data for 2014 on an operating basis, net of merger related expenses

49

Historical Quarterly Income Statement

(Dollar Values in Thousands, except per share data)

	Jun 2014	Sep 2014	Dec 2014	Mar 2015	Jun 2015	Sep 2015	Dec 2015	Mar 2016	Growth Rate 1Q2016 vs 1Q2015	Growth Rate 1Q2016 vs 4Q2015
Total Interest Income	$ 44,759	$ 47,886	$ 56,091	$ 59,465	$ 62,423	$ 63,981	$ 67,311	$ 67,807	14.0%	0.7%
Total Interest Expense	2,739	3,251	4,275	4,734	4,873	4,896	4,735	5,217	10.2%	10.2%
Net Interest Income	42,020	44,635	51,816	54,731	57,550	59,085	62,576	62,590	14.4%	0.0%
Loan Loss Provision	3,134	2,111	3,700	3,310	3,471	3,262	4,595	3,043	(8.1%)	(33.8%)
Service Charges on Deposits	1,219	1,227	1,268	1,333	1,283	1,374	1,407	1,448	8.6%	2.9%
Gain/Loss on Sale of Loans	1,021	1,822	2,200	3,587	3,294	2,483	2,609	1,463	(59.2%)	(43.9%)
Gain/Loss on Sale of Securities	2	-	12	2,164	-	60	30	624	(71.2%)	1980.0%
Loss on early extinguishment of debt	-	-	-	(1,130)	-	-	-	-	-	-
BOLI Revenue	310	295	364	390	406	395	398	390	0.0%	(2.0%)
Other Noninterest Income	1,259	1,417	1,466	1,460	1,250	1,787	2,048	2,365	62.0%	15.5%
Total Noninterest Income	3,811	4,761	5,310	7,804	6,233	6,099	6,492	6,290	(19.4%)	(3.1%)
Salaries and Employee Benefits	13,015	14,942	15,703	15,706	14,683	15,383	15,977	16,119	2.6%	0.9%
Premises and Equipment Expenses	3,107	3,374	3,747	4,010	4,072	3,974	3,970	3,826	(4.6%)	(3.6%)
Marketing and Advertising	415	544	578	685	735	762	566	774	13.0%	36.7%
Data Processing	1,432	1,572	1,571	1,784	1,838	1,976	1,935	2,014	12.9%	4.1%
Legal, Accounting and Professional Fees	799	740	926	982	870	1,063	814	1,063	8.2%	30.6%
FDIC Insurance	563	573	653	771	783	794	806	809	4.9%	0.4%
Merger Expenses	576	885	3,239	111	26	2	2	-	(100.0%)	(100.0%)
Other Noninterest Expenses	2,228	2,513	2,935	4,024	3,591	3,451	4,570	3,497	(13.1%)	(23.5%)
Total Noninterest Expense	22,135	25,143	29,352	28,073	26,598	27,405	28,640	28,102	0.1%	(1.9%)
Net Income Before taxes	20,562	22,142	24,074	31,152	33,714	34,517	35,833	37,735	21.1%	5.3%
Income taxes	7,618	8,054	9,347	11,734	12,776	13,054	13,485	14,413	22.8%	6.9%
Net Income	12,944	14,088	14,727	19,418	20,938	21,463	22,348	23,322	20.1%	4.4%
Preferred Dividends	142	151	180	180	179	180	62	-	(100.0%)	(100.0%)
Net Income Available to Common	$ 12,802	$ 13,937	$ 14,547	$ 19,238	$ 20,759	$ 21,283	$ 22,286	$ 23,322	21.2%	4.6%
Earnings per Share - Diluted	$ 0.48	$ 0.52	$ 0.49	$ 0.61	$ 0.61	$ 0.63	$ 0.65	$ 0.68		

Data for Q2, Q3 and Q4 2014 on an operating basis, net of merger related expenses

50